UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock HPS Credit Strategies Fund

BlackRock Private Investments Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

June 2, 2026

Dear Shareholder:

A joint special meeting of shareholders of BlackRock HPS Credit Strategies Fund and BlackRock Private Investments Fund (each, a “Fund,” and together, the “Funds”) will be held on Wednesday, July 22, 2026, at 11:00 a.m. (Eastern time) (the “Meeting”) to consider and vote on the proposal discussed in the enclosed joint proxy statement. The Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live and cast their votes by accessing a web link.

You have received this letter and joint proxy statement because you were a shareholder of record of at least one of the Funds on May 26, 2026 (the “Record Date”). The purpose of the Meeting, as described in the enclosed joint proxy statement, is to seek shareholder approval of the seven nominees named in the enclosed joint proxy statement (the “Board Nominees”) to the Board of Trustees of each Fund (each, a “Board” and together, the “Boards,” the members of which are referred to as “Board Members”).

Each Board has unanimously approved the seven Board Nominees on behalf of the Fund that the Board oversees, subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that their election would be in your best interest.

Please note that separate proxy statements are being sent to shareholders of the other BlackRock closed-end funds (the “Other BlackRock Closed-End Funds”) who are also being asked to vote on the election of Board nominees to the boards of directors/trustees of their fund. If you were also a shareholder of record of one or more Other BlackRock Closed-End Funds on the Record Date, you will receive separate proxy statement(s) and proxy card(s) for such fund(s). Please be certain to vote by telephone, via the Internet or, provided you hold your shares through an intermediary, on your mobile device through the ProxyVote app with respect to each fund, including the Funds, in which you are a shareholder of record or sign, date and return each proxy card and/or voting instruction form you receive.

Your Fund’s Board unanimously recommends that you vote, or submit voting instructions, “FOR” the election of each of the Board Nominees. In connection with your vote, we urge you to read the full text of the enclosed joint proxy statement.

We would like to assure you of our commitment to ensuring that the Meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of the Boards and management. To support these efforts, we will:

•	Provide for shareholders to begin logging into the Meeting at 10:30 a.m. (Eastern time) on Wednesday, July 22, 2026, thirty minutes in advance of the Meeting.

•

Permit shareholders attending the Meeting to submit questions via live webcast during the Meeting by following the instructions available on the meeting website during the Meeting. Questions relevant to Meeting matters will be answered during the Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to the Meeting that are not answered during the Meeting due to time constraints.

•

Provide the ability for participating shareholders who hold Fund shares in their name to vote or revoke their prior vote at the Meeting by following the instructions that will be available on the meeting website during the Meeting. Participating shareholders who are beneficial shareholders (that is if they hold Fund shares through a bank, broker, financial intermediary or other nominee) will not be able to vote at the Meeting unless they have registered in advance to attend the Meeting, as described below.

Your vote is important. Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date.

If your shares in a Fund are registered in your name, you may attend and participate in the Meeting at meetnow.global/MSZHAHD by entering the control number found in the shaded box on your proxy card on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the meeting website during the Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Meeting you must register in advance of the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Meeting date. You will receive a confirmation email from Computershare Fund Services of your registration and a control number and security code that will allow you to vote at the Meeting.

We encourage you to carefully review the enclosed materials, which explain the proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. Voting is quick and easy. Everything you need is enclosed. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the provided postage-paid return envelope; or

•	By participating at the Meeting as described above.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, the Funds’ proxy solicitor, to vote your shares.

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by completing, signing and dating each proxy card or voting instruction form you receive, and returning it (them) in the accompanying postage-paid return envelope.

Voting your shares immediately will help minimize additional solicitation expenses and prevents the need to call you to solicit your participation in the vote process.

If you have any questions about the proposal to be voted on or the virtual Meeting, please call Computershare Fund Services, the firm assisting us in the solicitation of proxies, toll free at 877-811-6280.

Sincerely,

Janey Ahn

Secretary of the Funds

50 Hudson Yards, New York, NY 10001

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed joint proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I receiving the joint proxy statement?

A:	The Funds are holding a joint special meeting of shareholders for the election of seven Board Nominees to the Board of the applicable Fund. The enclosed joint proxy statement describes the proposal to elect the Board Nominees and provides other information relating to the Meeting. The table starting on page 7 of the joint proxy statement identifies the current Board Members and the Board Nominees for each Fund.

Q:	Why are the Funds holding a meeting to elect Board Members at this time?

A:	Two of the seven Board Nominees are current Board Members of the Funds who were appointed to the Boards and have not been elected by Fund shareholders. The other Board Nominees, who are not current Board Members of the Funds, have been proposed to be added to the Board of each Fund to align the composition of each Fund’s Board with the board of directors/trustees of the registered investment companies advised by BlackRock Advisors, LLC or its affiliates that are part of the BlackRock Fixed-Income Complex.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that persons filling vacancies on a board be elected by shareholders at a meeting called for that purpose, except that vacancies may be filled by appointment or any otherwise legal manner if, immediately after filling such vacancy, at least two-thirds of the directors/trustees then holding office have been elected by shareholders. The 1940 Act also requires a fund to hold a meeting for the purpose of electing directors/trustees if at any time less than a majority of the directors/trustees were elected by shareholders of the fund. In light of the recent retirement of a former Board Member of each Fund that had been elected by shareholders, less than a majority of the current Board Members of each Fund have been elected by shareholders. As a result, each Fund must hold the Meeting for the purpose of electing Board Members. In addition, the election of the Board Nominees to the Boards by shareholders would result in all of the then-Board Members of the Funds having been elected by shareholders, which would provide the Boards with more flexibility when a future vacancy exists on the Boards as a result of a Board Member’s retirement or resignation or otherwise or when the Boards desire to expand the breadth and depth of the Boards by adding one or more Board Members.

Q:	How do the Boards of the Funds recommend that I vote?

A:	The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and are familiar with the Funds and their investment advisers. The Boards have approved the Board Nominees named in the joint proxy statement, believe their election is in your best interest and unanimously recommend that you vote, or submit voting instructions, “FOR” each Board Nominee.

Q:	Will my vote make a difference?

A:	YES. Your vote is very important and can make a difference in the governance and management of your Fund(s), no matter how many shares you own. We encourage all shareholders to participate in the governance of their Fund(s). Your vote can help ensure that the Board Nominees will be elected.

Q:	When and where will the Meeting be held?

A:	The Meeting will be held on Wednesday, July 22, 2026, at 11:00 a.m. (Eastern time). The Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live and cast their votes by accessing a web link.

Q:	How do I vote my shares?

A:	Voting is quick and easy. Everything you need is enclosed. You can quickly and easily provide voting instructions by telephone, by calling the toll-free number on the proxy card(s) or voting instruction form(s) or on the Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on July 22, 2026 (the “Notice of Internet Availability of Proxy Materials”), or by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) or voting instruction form(s) and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or voting instruction form(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. These options, if available to you, will allow voting 24 hours a day, 7 days a week, until 11:59 p.m. (Eastern time), on July 21, 2026. If you choose to vote by telephone, you are responsible for any telephone charges you may incur. Alternatively, if you received your proxy card(s) or voting instruction form(s) by mail, you can vote your shares by completing, signing and dating the proxy card(s) or voting instruction form(s) and mailing it (them) in the enclosed postage-paid return envelope.

You may also vote at the Meeting; however, even if you plan to attend the Meeting, we still encourage you to provide voting instructions by one of the methods discussed above. In addition, we ask that you please note the following:

If your shares in your Fund(s) are registered in your name, you may attend and participate in the Meeting at meetnow.global/MSZHAHD by entering the control number found in the shaded box on your proxy card on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the meeting website during the Meeting.

Also, if you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual meeting unless you have registered in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services (“Computershare”), the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Meeting.

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Are the Funds paying for the costs of the joint proxy statement?

A:	Each Fund will bear the costs associated with the joint proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint proxy statement. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to a specific Fund.

The Funds and BlackRock, Inc. have retained Computershare, 51 West 52nd Street, 6th Floor, New York, NY 10019, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Computershare will be paid, in the aggregate, approximately $24,500 for such services (including reimbursements of out-of-pocket expenses).

Q:	Whom do I call if I have questions?

A:	If you need more information, or have any questions about voting, please call Computershare, the proxy solicitor for the Funds, toll-free at 877-811-6280.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Please vote now. Your vote is important.

Please help us avoid adjournments, solicitation phone calls requesting your vote, wasteful expenses and additional mailings by promptly voting your shares. No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), and date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form(s) but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees to the Board of your Fund. If your shares of the Fund(s) are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 22, 2026.

THE JOINT PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXY-DIRECT.COM/BLK-35157

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 22, 2026

To the Shareholders:

A joint special meeting of shareholders of BlackRock HPS Credit Strategies Fund and BlackRock Private Investments Fund (each, a “Fund,” and together, the “Funds”) will be held on Wednesday, July 22, 2026, at 11:00 a.m. (Eastern time) (the “Meeting”), to consider and vote on the proposal set forth below, as more fully discussed in the accompanying joint proxy statement. The Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live and cast their votes by accessing a web link.

PROPOSAL 1	To elect seven nominees to the Board of Trustees of your Fund(s).

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

The purpose of the Meeting is to seek shareholder approval of the seven nominees named in the accompanying joint proxy statement (the “Board Nominees” or “Nominees”) to the Boards of Trustees of the Funds (each, a “Board,” and together, the “Boards”).

The current Board of each Fund has reviewed and unanimously approved the seven Nominees with respect to the Fund overseen by such Board, subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the Board Nominees and believe that the Board Nominees possess the requisite experience in overseeing investment companies and that their election is in your best interest.

Your Fund’s Board unanimously recommends that you vote, or submit voting instructions, “FOR” the election of each of the Board Nominees.

Shareholders of record of a Fund as of the close of business on May 26, 2026 (the “Record Date”) are entitled to notice of and to vote at the Meeting and at any adjournments, postponements or delays thereof. A list of each Fund’s shareholders as of the Record Date will be available electronically for inspection by any record shareholder of such Fund at the Meeting. Such list will be available for inspection beginning ten days prior to the date of the Meeting. Fund shareholders interested in inspecting the list of shareholders for their respective Fund should contact Computershare Fund Services at blackrockcef@georgeson.com for additional information.

If you owned shares of more than one Fund as of the Record Date, you may receive more than one proxy card or voting instruction form. Other BlackRock Closed-End Funds will also hold their annual meeting of shareholders at the place and on the date stated above, but not at the same time. If you were also a shareholder of record on the Record Date of such Other BlackRock Closed-End Fund(s), you will receive a separate proxy statement and proxy card relating to such Other BlackRock Closed-End Fund(s).

Please be certain to vote by telephone or via the Internet with respect to each Fund in which you are a shareholder of record, or sign, date and return each proxy card and voting instruction form you receive in the enclosed postage-paid return envelope.

If you have any questions about the proposal to be voted on, please call Computershare Fund Services, the firm assisting us in the solicitation and tabulation of proxies, toll-free at 877-811-6280.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

50 Hudson Yards, New York, NY 10001

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 22, 2026

JOINT PROXY STATEMENT

This joint proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (each, a “Board” and the members of which are referred to as “Board Members”) of BlackRock HPS Credit Strategies Fund (“CREDX”) and BlackRock Private Investments Fund (“BPIF,” and together with CREDX, the “Funds,” and each, a “Fund”) for the election of trustees. The proxies will be voted at the joint special meeting of shareholders of the Funds (the “Meeting”) and at any and all adjournments, postponements or delays thereof. The Meeting will take place on Wednesday, July 22, 2026, at 11:00 a.m. (Eastern time). The Meeting will be held in a virtual meeting format only. The Meeting will be held for the purpose of electing seven nominees to the Board of each Fund (collectively, the “Board Nominees”).

Shareholders will receive either a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about June 2, 2026, or an Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on July 22, 2026 (the “Notice of Internet Availability of Proxy Materials”), which is expected to be mailed on or about June 2, 2026.

Each Fund is organized as a Delaware statutory trust (a “Delaware Trust”) and is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

CREDX’s fiscal year end is December 31 and BPIF’s fiscal year end is March 31.

Shareholders of record of a Fund as of the close of business on May 26, 2026 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments, postponements or delays thereof. Shareholders of each Fund on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights. The quorum and voting requirements for the Funds are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

The number of outstanding shares of each class of CREDX as of the close of business on the Record Date is 8,640,381.915 for Class A shares, 57,937.428 for Class J shares, 5,727,316.553 for Class U shares, 23,786.870 for Class W shares and 49,616,435.974 for Institutional shares. The number of outstanding shares of each class of BPIF as of the close of business on the Record Date is 37,024.459 for Class D shares, 0 for Class S shares, 0 for Class T shares and 34,067,055.450 for Institutional shares. To the knowledge of each Fund, as of the Record Date, no person was the beneficial owner of more than five percent of a class of the outstanding shares of the Funds, except as set forth in Appendix D.

Even if you plan to attend the Meeting, please indicate your voting instructions, sign, date and return the proxy card and/or voting instruction form you receive or provide voting instructions by telephone or via the Internet. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s), voting instruction form(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments, postponements or delays thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card or voting instruction form is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to one or more proposals at any time before a vote is taken on such proposal(s) by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card or voting instruction form. Merely attending the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary or other nominee, please consult your bank, broker, financial intermediary or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in a Fund are registered in your name, you may attend and participate in the Meeting at meetnow.global/MSZHAHD by entering the control number found in the shaded box on your proxy card on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting. If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) you will not be able to vote at the virtual Meeting unless you have registered in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services (“Computershare”), the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Meeting. Even if you plan to participate in the virtual Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc., at www.blackrock.com. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 882-0052 or by writing to the respective Fund at 50 Hudson Yards, New York, New York 10001. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Please note that only one annual or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the New York address or phone number set forth above.

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

Please help us avoid adjournments, solicitation phone calls requesting your vote, wasteful expenses and additional mailings by promptly voting your shares. No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees. If your shares of a Fund are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to Be Held on July 22, 2026. The Notice of Joint Special Meeting of Shareholders, the Proxy Statement and the forms of proxy card and voting instruction form are available on the Internet at https://www.proxy-direct.com/blk-35157. On this website, you will be able to access the Notice of Joint Special Meeting of Shareholders, the Proxy Statement, the forms of proxy card and voting instruction form and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

If you have any questions, would like to vote your shares, or wish to obtain directions so that you can attend the Meeting, please call Computershare Fund Services, the proxy solicitor for the Funds, toll-free at 877-811-6280.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR

VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW

MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 22, 2026.

THE JOINT PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXY-DIRECT.COM/BLK-35157

PROPOSAL 1—ELECTION OF BOARD NOMINEES

The purpose of Proposal 1 is to elect seven Board Nominees to the Board of each Fund.

The nominations of the Board Nominees have been approved by the Board Members. Information about the Board Nominees for your Fund’s Board is set forth below.

Nominees for Each Fund Board

The Board of each Fund currently consists of four Board Members, three of whom are not “interested persons” (as defined in the 1940 Act) (the “Independent Board Members”) of the Funds. Each Board Nominee elected at the Meeting will serve until his or her successor is elected or until his or her earlier death, resignation, retirement or removal. Upon the election of the Board Nominees, the Board will consist of nine members.

Each Board recommends a vote “FOR” the election of each of the seven Board Nominees: Cynthia L. Egan, Robert Fairbairn, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, R. Glenn Hubbard and Arthur P. Steinmetz (collectively, the “Board Nominees”). All of the Board Nominees, other than Robert Fairbairn, are not “interested persons” of the Funds. Cynthia L. Egan and Arthur P. Steinmetz currently serve as Independent Board Members of the Funds. The Board Nominees were unanimously recommended by the Independent Board Members of each Fund.

To vote for the Board Nominees, please vote by telephone or via the Internet, as described in the proxy card or voting instruction form, or date and sign the enclosed proxy card(s) and/or voting instruction form(s) and return the proxy card(s) and/or voting instruction form(s) promptly in the enclosed postage-paid envelope. If you owned shares in more than one Fund thereof as of the Record Date, you may receive more than one proxy card or voting instruction form. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Board Nominees’ Biographical Information. Please refer to the below tables, which identify the Board Members and Board Nominees, set forth certain biographical information about the Board Members and Board Nominees and discuss some of the experiences, qualifications and skills of the Board Nominees. Each Board Nominee was nominated by the Governance and Nominating Committee of the Board of each respective Fund. The Governance and Nominating Committee is comprised solely of Independent Board Members.

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards of the Funds believe that each Independent Board Member/Nominee, including the Board Nominees who are current Board Members of the Funds, satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members and Board Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members and Board Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members.

Each Board believes that each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Funds or director/trustee of other funds in the BlackRock Fund Complexes (as defined below) (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

Certain biographical and other information relating to the Board Members and Board Nominees is set forth below. The current Board Members, other than Cynthia L. Egan and Arthur P. Steinmetz, were elected by shareholders and, therefore, are not seeking election at the Meeting.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Board Members/Nominees

W. Carl Kester 1951	Chair of the Board and Board Member (Since 2018 for CREDX; since 2020 for BPIF)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	52 RICs consisting of 85 Portfolios	None

Cynthia L. Egan 1955	Board Member (Since 2023 for both CREDX and BPIF) and Board Nominee	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	52 RICs consisting of 85 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Lorenzo A. Flores 1964	Board Nominee	Chief Financial Officer, Lattice Semiconductor Corporation (LSCC) since 2025; Chief Financial Officer, Intel Foundry from 2024 to 2025; Vice Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	50 RICs consisting of 83 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Stayce D. Harris 1959	Board Nominee	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	50 RICs consisting of 83 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Board Nominee	Board Chairman of Vestis Corporation since 2023; Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation from April 2025 to July 2025; President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	50 RICs consisting of 83 Portfolios	Vestis Corporation (uniforms and facilities services)

R. Glenn Hubbard 1958	Board Nominee	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	50 RICs consisting of 83 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

Arthur P. Steinmetz 1958	Board Member (since 2023 for both CREDX and BPIF) and Board Nominee	Trustee of Denison University since 2020; Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019); Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019; Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	52 RICs consisting of 85 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Board Members/Nominees[4]

Robert Fairbairn 1965	Board Nominee	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Operating Committee; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	76 RICs consisting of 253 Portfolios	None

John M. Perlowski 1964	Board Member (Since 2018 for CREDX; since 2020 for BPIF) and President and Chief Executive Officer (Since 2018 for CREDX; since 2020 for BPIF)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009; Member of BlackRock’s Global Executive Committee since 2025.	78 RICs consisting of 255 Portfolios	None

[1]	The address of each Board Member and Board Nominee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
[2]	Each Independent Board Member holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s Bylaws or charter or statute, or until December 31 of the year in which he or she turns 75. Board Members who are “interested persons,” as defined in the 1940 Act, of the Fund (each, an “Interested Board Member”) serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by each Fund’s Bylaws or statute, or until December 31 of the year in which they turn 72. The Boards may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.
[3]	Date shown is the earliest date a person has served for the Funds covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Board Members/Nominees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Glenn Hubbard, 2004, and W. Carl Kester, 1995. Certain other Independent Board Members/Nominees became members of the boards of the funds in the BlackRock Fixed-Income Complex (as defined below) as follows: Cynthia L. Egan, 2016; Lorenzo A. Flores, 2021; Stayce D. Harris, 2021; and J. Phillip Holloman, 2021.
[4]	Mr. Fairbairn and Mr. Perlowski are both Interested Board Members/Nominees based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex (as defined below).

The table below discusses some of the experiences, qualifications and skills of the Board Members and Board Nominees.

Board Members/Nominees	Experience, Qualifications and Skills
Independent Board Members/Nominees

W. Carl Kester	The Boards benefit from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Boards a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s independence from the Funds and the Funds’ investment adviser and sub-advisers enhances his service as Chair of the Boards, Chair of the Governance and Nominating Committee and a member of the Compliance Committee, the Performance Oversight Committee and the Securities Lending Committee. Dr. Kester also serves as a board member of the other funds in the BlackRock Fixed-Income Complex.

Cynthia L. Egan	Cynthia L. Egan brings to the Boards a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and a director and Chair of the Board of The Hanover Group, a public property casualty insurance company. Ms. Egan is also the lead independent director and non-executive Vice Chair of the Board of Huntsman Corporation, a publicly traded manufacturer and marketer of chemical products. Ms. Egan’s independence from the Funds and the Funds’ investment adviser and sub-advisers enhances her service as Chair of the Compliance Committee, and a member of the Securities Lending Committee, the Governance and Nominating Committee and the Performance Oversight Committee. Ms. Egan also serves as a board member of the other funds in the BlackRock Fixed-Income Complex.

Board Members/Nominees	Experience, Qualifications and Skills
Lorenzo A. Flores	The Boards are expected to benefit from Lorenzo A. Flores’s many years of business, leadership and financial experience in his roles at various public and private companies. In particular, Mr. Flores’s service as Chief Financial Officer of Lattice Semiconductor Corporation, a semiconductor company that designs, develops, and markets programmable logic products and related software, Chief Financial Officer of Intel Foundry, a semiconductor manufacturing unit of Intel Corporation, Chief Financial Officer and Corporate Controller of Xilinx, Inc., a technology and semiconductor company that supplies programmable logic devices, and Vice Chairman of Kioxia, Inc., a manufacturer and supplier of flash memory and solid state drives, and his long experience in the technology industry allow him to provide insight into financial, business and technology trends. Mr. Flores also serves as a board member of the other funds in the BlackRock Fixed-Income Complex.

Stayce D. Harris	The Boards are expected to benefit from Stayce D. Harris’s leadership and governance experience gained during her extensive military career, including as a three-star Lieutenant General of the United States Air Force. In her most recent role, Ms. Harris reported to the Secretary and Chief of Staff of the Air Force on matters concerning Air Force effectiveness, efficiency and the military discipline of active duty, Air Force Reserve and Air National Guard forces. Ms. Harris’s experience on governance matters includes oversight of inspection policy and the inspection and evaluation system for all Air Force nuclear and conventional forces; oversight of Air Force counterintelligence operations and service on the Air Force Intelligence Oversight Panel; investigation of fraud, waste and abuse; and oversight of criminal investigations and complaints resolution programs. Ms. Harris is also a director of The Boeing Company. Ms. Harris also serves as a board member of the other funds in the BlackRock Fixed-Income Complex.

J. Phillip Holloman	The Boards are expected to benefit from J. Phillip Holloman’s many years of business and leadership experience as an executive, director and advisory board member of various public and private companies. In particular, Mr. Holloman’s service as Board Chairman, Vestis Corporation since 2023; Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation from April 2025 to July 2025; President and Chief Operating Officer of Cintas Corporation allows him to provide insight into business trends and conditions. Mr. Holloman’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Holloman also serves as a board member of the other funds in the BlackRock Fixed-Income Complex.

Board Members/Nominees	Experience, Qualifications and Skills
R. Glenn Hubbard	R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard has served as the Dean of Columbia Business School, as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States is expected to add a dimension of balance to the Funds’ governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company is expected to provide the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex provides him with an understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Hubbard also serves as a board member of the other funds in the BlackRock Fixed-Income Complex.

Arthur P. Steinmetz	The Boards benefit from Arthur P. Steinmetz’s many years of business and leadership experience as an executive, chairman and director of various companies in the financial industry. Mr. Steinmetz’s service as Chairman, Chief Executive Officer and President of the OppenheimerFunds, Inc. and as Trustee, President and Principal Executive Officer of certain OppenheimerFunds funds provides insight into the asset management industry. He has also served as a Director of ScotiaBank (U.S.). Mr. Steinmetz’s knowledge of financial and accounting matters qualifies him to serve as Chair of the Audit Committee. Mr. Steinmetz’s independence from the Funds and the Funds’ investment adviser and sub-advisers enhances his service as Chair of the Performance Oversight Committee and Chair of the Securities Lending Committee. Mr. Steinmetz also serves as a board member of the other funds in the BlackRock Fixed-Income Complex.

Interested Board Members/Nominees

Robert Fairbairn	Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Operating Committee and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Member of BlackRock’s Global Executive Committee, Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Multi-Asset Complex and the other funds in the BlackRock Fixed-Income Complex.

Board Members/Nominees	Experience, Qualifications and Skills
John M. Perlowski	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Funds provides him with a strong understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex and the other funds in the BlackRock Fixed-Income Complex. Mr. Perlowski is a member of BlackRock’s Global Executive Committee.

Board Leadership Structure and Oversight

The Board of each Fund currently consists of four Board Members, three of whom are Independent Board Members. The registered investment companies advised by BlackRock Advisors, LLC (the “Advisor”) or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). The Funds, together with certain other registered investment companies advised by the Advisor or its affiliates, are included in the BlackRock Fund Complex referred to as the BlackRock Fixed-Income Complex. The Board Members and Board Nominees also oversee as board members the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are different people. Not only is the Chair of the Boards an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and a Securities Lending Committee.

The role of the Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Boards or a Committee may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the Funds. The Boards have regular meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements and, if necessary, may hold special meetings before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.

The Boards decided to separate the roles of Chief Executive Officer from the Chair because they believe that having an independent Chair:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides independent spokespersons for the Funds.

The Boards have engaged the Advisor to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Advisor, sub-advisers, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Advisor, sub-advisers, or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor, sub-advisers, or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) for the Funds, the Advisor, sub-advisers, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have approved the appointment of a Chief Compliance Officer (the “CCO”), who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for each Fund’s most recent fiscal year is set forth in Appendix A.

Equity Securities Owned by Board Members and Board Nominees.

Information relating to each Board Member’s and Board Nominee’s share ownership in the Funds and in all BlackRock-advised Funds that are currently overseen by the respective Board Member/Nominee (“Supervised Funds”) as of March 31, 2026 is set forth in the chart below. Amounts shown may include shares as to which a Board Member/Nominee has indirect beneficial ownership, such as through participation in certain family accounts, 529 college savings plan interests, or similar arrangements where the Board Member/Nominee has beneficial economic interest but not a direct ownership interest.

Name	Dollar Range in CREDX	Dollar Range in BPIF	Aggregate Dollar Range in Supervised Funds*
Independent Board Members/Nominees
Cynthia L. Egan	None	None	Over $100,000
Lorenzo A. Flores	None	None	Over $100,000
Stayce D. Harris	None	None	Over $100,000
J. Phillip Holloman	None	None	Over $100,000
R. Glenn Hubbard	None	None	Over $100,000
W. Carl Kester	$10,001 - $50,000	None	Over $100,000
Arthur P. Steinmetz	None	None	Over $100,000

Interested Board Members/Nominees
Robert Fairbairn	None	None	Over $100,000
John M. Perlowski	None	None	Over $100,000

*	Includes share equivalents owned under the deferred compensation plan in the Supervised Funds by certain Independent Board Members/Nominees who have participated in the deferred compensation plan of the Supervised Funds.

As of March 31, 2026, all Board Members, Board Nominees and executive officers of each Fund as a group owned less than 1% of the outstanding shares of the respective Fund.

As of March 31, 2026, none of the Independent Board Members, Independent Board Nominees nor their family members had any interest in the Advisor or any person directly or indirectly controlling, controlled by, or under common control with the Advisor.

Attendance of Board Members at Shareholders’ Meetings. The Funds do not currently have a formal policy regarding Board Members’ attendance at shareholders’ meetings. The Funds did not hold, and were not required to hold, a shareholders’ meeting at which Board Members were elected during its last fiscal year.

Board Meetings. The Board of CREDX met four times during its fiscal year ended December 31, 2025. The Board of BPIF met four times during its fiscal year ended March 31, 2026. No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed fiscal year.

Standing Committees of the Boards. Information relating to the various standing committees of the Boards is set forth below.

The Board of each Fund has established the following standing committees for each Fund:

Audit Committee. Each Board has a standing Audit Committee composed of Arthur P. Steinmetz (Chair), who is an Independent Board Member. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the applicable Fund. The responsibilities of each Fund’s Audit Committee include, without limitation: (i) approving, and recommending to the full Board for approval, the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Funds, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting. The Board has adopted a written charter for the Board’s Audit Committee. The CREDX Audit Committee met four times during the fiscal year ended December 31, 2025. The BPIF Audit Committee met four times during the fiscal year ended March 31, 2026.

Governance and Nominating Committee. Each Board has a standing Governance and Nominating Committee composed of W. Carl Kester (Chair) and Cynthia L. Egan, both of whom are Independent Board Members. The principal responsibilities of each Fund’s Governance and Nominating Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board nominees that are not “interested persons” of the Fund (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members. Each Board has adopted a written charter for the Board’s Governance and Nominating Committee. The CREDX Governance and Nominating Committee met four times during the fiscal year ended December 31, 2025. The BPIF Governance and Nominating Committee met four times during the fiscal year ended March 31, 2026.

The Governance and Nominating Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing each Fund’s activities. In so doing, the Governance and Nominating Committee reviews the size of the Boards, the ages of the current Board Members and their tenure on the Boards, and the skills, background and experiences of the Board Members in light of the issues facing the applicable Fund in determining whether one or more new trustees should be added to the Board. Each Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance and Nominating Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the applicable Fund. The Board Members’ biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the applicable Fund.

The Governance and Nominating Committee may consider nominations for Board Members made by the Funds’ shareholders as it deems appropriate. Under the Bylaws of each Fund, shareholders must follow certain procedures to nominate a person for election as a Board Member at a special meeting, or to introduce an item of business at a special meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices no later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. The Bylaws of each Fund provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Compliance Committee. Each Board has a Compliance Committee composed of Cynthia L. Egan (Chair) and W. Carl Kester, both of whom are Independent Board Members. The purpose of each Fund’s Compliance Committee is to assist each Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of the Advisor, and any sub-advisers and the Fund’s other third party service providers. The responsibilities of each Fund’s Compliance Committee include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of, the Fund’s CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. The Board has adopted a written charter for the Board’s Compliance Committee. The CREDX Compliance Committee met four times during the fiscal year ended December 31, 2025. The BPIF Compliance Committee met four times during the fiscal year ended March 31, 2026.

Performance Oversight Committee. Each Board has a Performance Oversight Committee composed of Arthur P. Steinmetz (Chair), Cynthia L. Egan and W. Carl Kester, all of whom are Independent Board Members. The purpose of each Fund’s Performance Oversight Committee is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective, policies and practices. The responsibilities of each Fund’s Performance Oversight Committee include, without limitation: (i) reviewing the Fund’s investment objective, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. Each Board has adopted a written charter for the Board’s Performance Oversight Committee. The CREDX Performance Oversight Committee met four times during the fiscal year ended December 31, 2025. The BPIF Performance Oversight Committee met four times during the fiscal year ended March 31, 2026.

Securities Lending Committee. Each Board has a Securities Lending Committee composed of Arthur P. Steinmetz (Chair), Cynthia L. Egan and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of each Fund’s Securities Lending Committee include, without limitation: (i) supporting, overseeing and organizing on behalf of the Board the process for oversight of each Fund’s securities lending activities; and (ii) providing a recommendation to the Board regarding the annual approval of the Fund’s Securities Lending Guidelines and the Fund’s agreement with the lending agent. Each Board has adopted a written charter for the Board’s Securities Lending Committee. The CREDX Securities Lending Committee met two times during the fiscal year ended December 31, 2025. The BPIF Securities Lending Committee met two times during the fiscal year ended March 31, 2026.

Delinquent Section 16(a) Reports. Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder require the Funds’ Board Members, executive officers, persons who own, either directly or indirectly, more than ten percent of a registered class of a Fund’s equity securities, the Advisor and certain officers of the Advisor (the “Section 16 insiders”), including in some cases former Section 16 insiders for a period of up to 6 months, to file reports on holdings of, and transactions in, Fund shares with the SEC. Based solely on a review of copies of such reports furnished to each Fund during the relevant Fund’s most recent fiscal year and representations from these Section 16 insiders, or former Section 16 insiders, as applicable, with respect to the Fund’s most recent fiscal year, the Fund believes that its Section 16 insiders met all such applicable SEC filing requirements for the Fund’s most recently concluded fiscal year, except for any late filings disclosed in previous proxy statements and certain inadvertent late filings. For CREDX, there was one inadvertent late Form 3 filed in October 2025 for Purnima Puri, a portfolio manager for the Fund. For BPIF, there was one inadvertent late Form 4 filed in November 2025 for BlackRock Financial Management Inc., an affiliate of the Advisor, one inadvertent late Form 3 filed in February 2023 for Lisa Belle, an officer of the Fund, and one inadvertent late Form 3 filed in May 2022 for Eric Yuan, a former portfolio manager for the Fund.

Executive Officers of the Fund. Information about the current executive officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix B.

Your Fund’s Board unanimously recommends that you vote, or provide voting instructions, “FOR” the election of each Board Nominee under Proposal 1.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of the shareholders of each Fund is required to be present in person or represented by proxy, in order to take any action at the Meeting with respect to Proposal 1. The holders of a majority of shares entitled to vote, present in person or by proxy, shall constitute a quorum for purposes of conducting business on such matter.

The affirmative vote of a plurality of the shares represented in person or by proxy is necessary to elect each of the respective Board Nominees under Proposal 1. Approval of Proposal 1 will occur only if a sufficient number of votes at the Meeting are cast “FOR” the proposal. Abstentions and “broker non-votes” will not be counted as votes cast and therefore, will not have an effect on Proposal 1. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. A vote requiring a plurality to elect Board Nominees for the Funds means that the Board Nominees receiving the largest number of votes cast will be elected to fill the available positions for the Funds.

If you hold your shares directly with a Fund (i.e., not through a bank, broker, financial intermediary or other nominee, or variable annuity contract or variable life insurance policy), and if you return a properly executed proxy card that does not specify how you wish to vote on the proposal, your shares will be voted and voting instructions will be submitted, as applicable, in accordance with the recommendations of the Boards “FOR” the Board Nominees in Proposal 1.

The Funds expect that broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under New York Stock Exchange rules, broker-dealer firms may, without instructions, give a proxy to vote on routine matters if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. If instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, broker-dealers may vote on Proposal 1 on behalf of the broker-dealer firms’ customers and beneficial owners. A properly executed proxy card or voting instruction form or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of such proposal.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting. The inspector of election will treat withheld votes and broker non-votes, if any, as present for purposes of determining a quorum.

If you are a beneficial shareholder of a Fund (that is, if you hold shares of a Fund through a bank, broker, financial intermediary or other nominee (called a service agent)), the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or voting instruction form or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of each Fund, have selected Deloitte & Touche LLP (“D&T”) as the Independent Registered Public Accounting Firm for each Fund.

No representatives of D&T will be present at the Meeting.

Appendix C sets forth for each Fund the fees billed by that Fund’s Independent Registered Public Accounting Firm for the Fund’s two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Fund. The fee information in Appendix C is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance and/or tax preparation, tax advice and tax planning, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix C relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relates to tax advice, tax planning or tax consulting.

(d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Each Fund’s Audit Committee is required to approve all audit engagement fees and terms for the Fund. Each Fund’s Audit Committee also is required to consider and act upon (i) the provision by the Fund’s Independent Registered Public Accounting Firm of any non-audit services to the Fund, and (ii) the provision by the Fund’s Independent Registered Public Accounting Firm of non-audit services to the Advisor and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix C to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s Independent Registered Public Accounting Firm.

The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided a Fund on an annual basis require specific pre-approval by each Fund’s Audit Committee. As noted above, each Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s Independent Registered Public Accounting Firm to the Fund and to the Fund’s investment advisers and Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Each Fund’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, each Fund’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the Independent Registered Public Accounting Firm.

Each service approved subject to general pre-approval is presented to each Fund’s Audit Committee for ratification at the next regularly scheduled in-person Board meeting.

For each Fund’s two most recently completed fiscal years, there were no services rendered by D&T to the Funds for which the general pre-approval requirement was waived.

Each Fund’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Fund’s Affiliated Service Providers in connection with determining such auditor’s independence. All services provided by D&T to each Fund and each Fund’s Affiliated Service Providers that required pre-approval were pre-approved during the Fund’s most recently completed fiscal year.

The Audit Committee of each Fund currently consists of Arthur P. Steinmetz (Chair), who is an Independent Board Member.

ADDITIONAL INFORMATION

Investment Adviser, Investment Sub-Advisers, Administrator and Distributor

BlackRock Advisors, LLC (the “Advisor”) provides investment advisory services to the Funds. The Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. BlackRock Capital Investment Advisors, LLC (“BCIA”) and BlackRock International Limited (“BIL”) serve as sub-advisers to each Fund, and BlackRock (Singapore) Limited (“BSL” and collectively with BCIA and BIL, the “Sub-Advisors”) serves as a sub-adviser to CREDX. The Sub-Advisors perform certain of the day-to-day investment management of the Funds, as applicable. The Advisor is located at 50 Hudson Yards, New York, NY 10001. BCIA is located at 50 Hudson Yards, New York, New York 10001. BIL is located at Dundas House, 20 Brandon Street, Edinburgh, EH3 5PP, United Kingdom. BSL is located at 20 Anson Road #18-01, 079912 Singapore. The Advisor and the Sub-Advisors each are majority owned subsidiaries of BlackRock, Inc.

State Street Bank and Trust Company, whose principal business address is One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, provides certain administration and accounting services to the Funds. BlackRock Investments, LLC, whose principal business address is 50 Hudson Yards, New York, NY 10001, acts as distributor for each Fund’s shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions.

5% Share Ownership

As of May 26, 2026, to the best of each Fund’s knowledge, the persons listed in Appendix D owned more than 5% of the outstanding shares of the class of the applicable listed Fund.

Submission of Shareholder Proposals

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of a Fund must be received at the offices of the Fund, 50 Hudson Yards, New York, NY 10001, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement or presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the applicable Fund’s governing instruments. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should direct their correspondence to the attention of the Secretary of their Fund, 50 Hudson Yards, New York, NY 10001. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to each Fund’s respective Chief Compliance Officer, 50 Hudson Yards, New York,

NY 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

Each Fund will bear the costs associated with the proxy statement, including the preparation, printing, distribution and proxy solicitation costs, and additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to a specific Fund.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds have retained Computershare, 51 West 52nd Street, 6th Floor, New York, NY 10019, a proxy solicitation firm, to assist in the distribution of proxy materials, the solicitation and tabulation of proxies and the hosting of the virtual meeting. It is anticipated that Computershare will be paid, in the aggregate, approximately $24,500 for such services (including reimbursements of out-of-pocket expenses). Computershare may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Meeting

Attendance at the Meeting will be limited to each Fund’s shareholders as of the Record Date. If your shares in a Fund are registered in your name, you may attend and participate in the meeting at meetnow.global/MSZHAHD by entering the control number found in the shaded box on your proxy card on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting. If you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual meeting unless you have registered in advance to attend the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare, the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Meeting.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of their current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require a Fund to provide you with additional or different privacy-related rights beyond what is set forth above, then the Fund will comply with those specific laws, rules or regulations.

The Funds obtain or verify personal non-public information from and about you from different sources, including the following: (i) information the Funds receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Funds, their affiliates or others; (iii) information the Funds receive from a consumer reporting agency; and (iv) information the Funds receive from visits to the Funds’ or their affiliates’ websites.

The Funds do not sell or disclose to non-affiliated third parties any non-public personal information about their current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Funds may share information with their affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, the Funds restrict access to non-public personal information about their current and former shareholders to those BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards that are designed to protect the non-public personal information of their current and former shareholders, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any items of business other than voting with respect to the proposal will be presented at the Meeting. However, if other matters are properly presented at the Meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Funds.

A list of each Fund’s shareholders of record as of the Record Date will be available electronically for inspection at the Meeting upon request. A list of each Fund’s shareholders as of the Record Date will be available electronically for inspection by any record shareholder of such Fund at the Meeting. Such list will be available for inspection beginning ten days prior to the date of the Meeting. Fund shareholders interested in inspecting the list of shareholders for their respective Fund should contact Computershare Fund Services at blackrockcef@georgeson.com for additional information.

The Meeting as to any Fund may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting) of such Fund, or by the chairman of the Meeting, whether or not a quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable state law and each Fund’s Bylaws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Funds on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Funds did not have timely notice, as set forth in the SEC’s proxy rules.

Please vote promptly by signing and dating each enclosed proxy card or voting instruction form, and returning it (them) in the accompanying postage-paid return envelope OR by following the instructions on the enclosed proxy card(s) or voting instruction form(s) to vote by telephone or via the Internet.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

June 2, 2026

Appendix A – Compensation of the Board Members and Board Nominees

Each Independent Board Member is paid an annual retainer of $75,000 per year for his or her services as a Board member of the Funds. The Chair of the Board is paid an additional annual retainer of $15,000. The Chair of the Audit Committee is paid an additional annual retainer of $10,000. The Independent Board Members do not receive any other compensation from the Funds.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following tables set forth the aggregate compensation paid to each Independent Board Member by each Fund during the fiscal year ended March 31, 2026 for BPIF and during the fiscal year ended December 31, 2025 for CREDX and the total compensation paid to each Independent Board Member by all BlackRock-advised Funds for the calendar year ended December 31, 2025.

Mr. Perlowski, the other current Board Member of the Funds, serves without compensation from the Funds because of his affiliation with BlackRock, Inc. and its affiliates.

Fund	Cynthia L. Egan	Catherine A. Lynch(3)	Arthur P. Steinmetz(4)	W. Carl Kester
BlackRock Private Investments Fund	$37,500	$42,500	$37,500	$45,000
BlackRock HPS Credit Strategies Fund	$37,500	$42,500	$37,500	$45,000
Total Compensation from the Funds and Other BlackRock-Advised Funds(1)(2)	$580,000	$610,000	$537,500	$671,500

(1)	Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Dr. Kester, Ms. Lynch and Mr. Steinmetz is $2,544,830, $720,927 and $603,379, respectively, as of December 31, 2025. Ms. Egan did not participate in the deferred compensation plan as of December 31, 2025.

(2)	For the Independent Board Members, this amount represents the aggregate compensation earned from the funds in the BlackRock Fixed-Income Complex during the calendar year ended December 31, 2025. Of this amount, Dr. Kester, Ms. Lynch and Mr. Steinmetz deferred $546,859, $603,900 and $268,750, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

(3)	Ms. Lynch resigned as a Board Member of the Funds effective as of March 9, 2026.

(4)	Mr. Steinmetz became Chair of the Audit Committee effective as of March 9, 2026 and Chair of the Securities Lending Committee effective as of May 20, 2026.

A-1

Appendix B – Executive Officers of the Funds

The executive officers of each Fund who are not Board Members or Board Nominees, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below.

Each executive officer is an “interested person” of the Fund (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Executive Officers

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees
Jonathan Diorio 1980	Vice President (Since 2018 for CREDX; Since 2020 for BPIF)	Managing Director of BlackRock, Inc. since 2015.

Lindsey Lorenz 1982	Chief Financial Officer (Since 2025)	Director of BlackRock, Inc. since 2020; Assistant Treasurer and Director of US Fund Oversight at Janus Henderson Investors from 2017 to 2020.

Jay M. Fife 1970	Treasurer (Since 2018 for CREDX; Since 2020 for BPIF)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2025)	Chief Compliance Officer of BlackRock Advisors, LLC and other BlackRock US-registered investment advisers since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012; Chief Compliance Officer of the Fund from 2018 to February 2024; Chief Compliance Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex from 2014 to 2023; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds from 2006 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019 for CREDX; Since 2020 for BPIF)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019.

Janey Ahn 1975	Secretary (Since 2018 for CREDX; Since 2020 for BPIF)	Managing Director of BlackRock, Inc. since 2018.

1	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

2	Officers of the Funds serve at the pleasure of the Board.

With the exception of the CCO, executive officers receive no compensation from the Fund. The Fund compensates the CCO for his services as its CCO.

B-1

Appendix C – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

			Audit Fees		Audit-Related Fees[1]
Fund	Accounting Firm*	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock HPS Credit Strategies Fund	D&T	12/31	114,390	113,832	0	8,000
BlackRock Private Investments Fund	D&T	3/31	117,978	94,452	12,000	0

*	“D&T” refers to Deloitte & Touche LLP.

Tax Fees and All Other Fees

		Tax Fees[2]		All Other Fees
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock HPS Credit Strategies Fund	12/31	49,400	22,900	0	0
BlackRock Private Investments Fund	3/31	63,000	53,000	0	407

1	The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2	The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

C-1

Aggregate Non-Audit Fees for Services Provided to the Funds and its Affiliated Service Providers Pre-Approved by the Audit Committee

		Aggregate Non-Audit Fees for Pre-Approved Services to Each Fund and its Affiliated Service Provider*
Fund	Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
BlackRock HPS Credit Strategies Fund	12/31	49,400	30,900
BlackRock Private Investments Fund	3/31	75,000	53,407

*	Reflects the sum of the fees shown above under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” with respect to each Fund. Non-audit fees of $2,149,000 and $2,149,000 for the calendar years ended December 31, 2025 and December 31, 2024, respectively, were paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and, secondarily, a subscription to the Deloitte Accounting Research Tool. These amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per fund basis.

C-2

Appendix D – 5% Share Ownership

As of May 26, 2026, to the best knowledge of each Fund, the persons listed below owned more than 5% of the outstanding shares of the class of the applicable Fund listed below. Unless otherwise indicated, each owner listed below was a record holder that did not beneficially own the shares.

BlackRock HPS Credit Strategies Fund

Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
Class A Shares	UBS Financial Service 1200 Harbor Boulevard Weehawken NJ 07086	5,588,898.02	64.68%

	LPL Financial 4707 Executive Drive San Diego, CA 92121	2,099,595.95	24.30%

Class J Shares	BlackRock Investments LLC 50 Hudson Yards New York, NY 10001	57,937.43	100%

Class U Shares	Morgan Stanley Smith Barney 1 New York Plaza New York, NY 10004	5,703,529.68	99.58%

Class W Shares	BlackRock Investments LLC 50 Hudson Yards New York, NY 10001	23,786.87	100%

Institutional Shares	Charles Schwab & Co., Inc., Reinvest Account 101 Montgomery Street San Francisco, CA 94104	19,084,214.04	38.46%

	BlackRock Investments LLC 50 Hudson Yards New York, NY 10001	9,802,824.44	19.76%

	Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6,985,146.13	14.08%

	LPL Financial 4707 Executive Drive San Diego, CA 92121	5,004,679.96	10.09%

	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	3,513,475.33	7.08%

	Morgan Stanley Smith Barney 1 New York Plaza New York, NY 10004	2,941,746.67	5.93%

D-1

BlackRock Private Investments Fund

Class	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Class Owned
Class D Shares	BlackRock Investments LLC 50 Hudson Yards New York NY 10001	25,582.811	69.10%

	George Weightman 1050 Silver Gull Drive Tega Cay SC 29708	11,441.648	30.90%

Class S Shares	—	—	—%

Class T Shares	—	—	—%

Institutional Shares	BlackRock Investments LLC 50 Hudson Yards New York NY 10001	9,521,779.127	27.95%

	Charles Frederic & Co, as nominee for the Bank of New York Mellon 3rd Floor Zephyr House 122 Mary Street George Town PO Box 10085 Grand Cayman, KY1-1001	3,947,945.143	11.59%

D-2

BCIA_0726

Appendix E – Proxy Card(s)

Your **Vote** Counts!

BLACKROCK HPS CREDIT STRATEGIES FUND

2026 Joint Special Meeting
Vote by July 21, 2026
11:59 PM ET

T00518-S37504

You invested in BLACKROCK HPS CREDIT STRATEGIES FUND and it's time to vote!

You have the right to vote on proposals being presented at the Joint Special Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on July 22, 2026.**

Get informed before you vote

View the Joint Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 8, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

July 22, 2026
11:00 a.m. Eastern Time

Virtually at:
https://meetnow.global/MSZHAHD

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

BLACKROCK HPS CREDIT STRATEGIES FUND

2026 Joint Special Meeting
Vote by July 21, 2026
11:59 PM ET

Voting Items	Board Recommends
1. To elect seven nominees to the Board of Trustees of your Fund. 01) Cynthia L. Egan 02) Robert Fairbairn 03) Lorenzo A. Flores 04) Stayce D. Harris 05) J. Phillip Holloman 06) R. Glenn Hubbard 07) Arthur P. Steinmetz	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

T00519-S37504

Your **Vote** Counts!

BLACKROCK PRIVATE INVESTMENTS FUND

2026 Joint Special Meeting
Vote by July 21, 2026
11:59 PM ET

T00520-S37504

You invested in BLACKROCK PRIVATE INVESTMENTS FUND and it's time to vote!

You have the right to vote on proposals being presented at the Joint Special Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on July 22, 2026.**

Get informed before you vote

View the Joint Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 8, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

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Vote in Person at the Meeting*

July 22, 2026
11:00 a.m. Eastern Time

Virtually at:
https://meetnow.global/MSZHAHD

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

BLACKROCK PRIVATE INVESTMENTS FUND

2026 Joint Special Meeting
Vote by July 21, 2026
11:59 PM ET

Voting Items	Board Recommends
1. To elect seven nominees to the Board of Trustees of your Fund. 01) Cynthia L. Egan 02) Robert Fairbairn 03) Lorenzo A. Flores 04) Stayce D. Harris 05) J. Phillip Holloman 06) R. Glenn Hubbard 07) Arthur P. Steinmetz	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

T00521-S37504